Exhibit 99.1

Microbot Medical® to Highlight Commercial Achievements Leading to the Full Market Release (FMR) of the LIBERTY® Endovascular Robotic System at the 25th Annual Needham Virtual Healthcare Conference

The presentation will be webcast live on April 15 at 10:15 a.m. ET. Continued Engagement with Healthcare Institutions Reflects Rising Momentum

HINGHAM, Mass., April 14, 2026 — Microbot Medical Inc. (Nasdaq: MBOT), developer and distributor of the innovative LIBERTY® Endovascular Robotic System, announced that it will highlight recent commercial achievements leading to the recent Full Market Release (FMR) of the LIBERTY System at the 25th Annual Needham Virtual Healthcare Conference, being held April 13-16th. Harel Gadot, CEO, President & Chairman of Microbot Medical, will be presenting live at 10:15 a.m. ET on Wednesday, April 15, 2026. Mr. Gadot, along with other of Microbot’s senior executives, will provide an overview of the Company and its strategic positioning, growth opportunities, and ability to address markets with multiple unmet needs, including physician radiation risks, physical strain and staffing issues.

The presentation will be webcast live and may be accessed via the ‘Investors’ section on Microbot Medical’s website at https://ir.microbotmedical.com/. Additionally, the Microbot Medical team will meet with healthcare-focused institutional investors through a series of pre-scheduled one-on-one meetings. Interested parties should reach out to their Needham sales representatives or contact ir@microbotmedical.com to schedule a one-on-one meeting.

LIBERTY is the only FDA cleared, single-use, remotely operated robotic system for peripheral endovascular procedures, and it is designed for precise vascular navigation while aiming to reduce radiation exposure and physical strain. The Company recently completed the limited market release of the LIBERTY system in the U.S. and commenced its full market release in the U.S. earlier this week at the Society of Interventional Radiology (SIR) Annual Scientific Meeting.

About Microbot Medical

Microbot Medical Inc. (NASDAQ: MBOT) is a commercial stage medical device company focused on transforming endovascular procedures through advanced robotic technology. Microbot’s LIBERTY® Endovascular Robotic System is the world’s first FDA cleared single-use, remotely operated robotic solution designed for precision, efficiency and safety. Backed by a strong intellectual property portfolio and a commitment to innovation, Microbot is driving the future of endovascular care.

Learn more at www.microbotmedical.com and connect on LinkedIn and X.

Safe Harbor

Statements to future financial and/or operating results, future adoption of products, future growth in research, technology, clinical development, commercialization and potential opportunities for Microbot Medical Inc. and its subsidiaries, along with other statements about the future expectations, beliefs, goals, plans, or prospects expressed by management, constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and the Federal securities laws. Any statements that are not historical fact (including, but not limited to statements that contain words such as “contemplates,” “continues,” “could,” “forecasts,” “intends,” “may,” “might,” “possible,” “potential,” “predicts,” “projects,” “should,” “would,” “will,” “believes,” “plans,” “anticipates,” “expects,” “estimates” and similar expressions) should also be considered to be forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements involve risks and uncertainties, including, without limitation, market conditions, risks inherent in the commercialization of the LIBERTY® Endovascular Robotic System, and in the development of future versions of or applications for the system, uncertainty in the results of regulatory pathways and regulatory approvals, uncertainty resulting from political, social and geopolitical conditions, particularly any changes in personnel or processes or procedures at the FDA and announcements of tariffs on imports into the U.S., disruptions resulting from new and ongoing hostilities between Israel and the Palestinians, Iran and other neighboring countries, and maintenance of intellectual property rights. Additional information on risks facing Microbot Medical® can be found under the heading “Risk Factors” in Microbot Medical’s periodic reports filed with the Securities and Exchange Commission (SEC), which are available on the SEC’s web site at www.sec.gov. Microbot Medical® disclaims any intent or obligation to update these forward-looking statements, except as required by law.

Contacts:

IR@microbotmedical.com

Media@microbotmedical.com